EXHIBIT 32

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the financial statements of Ophthalmic Imaging Systems ("Registrant") for the fiscal year ended December 31, 2004 (the "Report"), each of the undersigned hereby certifies, to such officer's knowledge, that:


     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


     March 18, 2005
                                    /s/ Gil Allon
                                    -------------------------------------
                                    Gil Allon
                                    Chief Executive Officer



                                    /s/ Ariel Shenhar
                                    -------------------------------------
                                    Ariel Shenhar
                                    Chief Financial Officer